THIS OFFERING IS ONLY BEING MADE TO RESIDENTS OF ONTARIO, RESIDENTS OF ALBERTA, RESIDENTS OF BRITISH COLUMBIA, AND PERSONS WHO RESIDE OUTSIDE OF THE UNITED STATES AND CANADA. THIS OFFERING IS NOT BEING MADE TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S). IN ADDITION, THIS OFFERING IS ONLY BEING MADE IN JURISDICTIONS WHERE THE SHARES MAY BE LAWFULLY OFFERED FOR SALE. NO OFFER IS MADE NOR WILL BE SUBSCRIPTIONS BE ACCEPTED FROM RESIDENTS OF ANY JURISDICTION WHERE THE OFFER AND SALE OF THE SHARES WILL CONTRAVENE APPLICABLE SECURITIES LAWS.

_________________________________

QUINCY RESOURCES INC.

PRIVATE PLACEMENT
2,000,000 COMMON SHARES
USD 500,000

INSTRUCTIONS TO PURCHASER

1.	Complete all the information in the boxes on page 1 and sign where indicated with an “X”.

2.
If you are resident in Ontario, Alberta or British Columbia and you are an “accredited investor”, then complete the “Accredited Investor Questionnaire” that starts on page 4 and sign where indicated with an “X”. The purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under section 2.3 of Ontario Securities Commission Rule 45-501 and section 5.1 of Multilateral Instrument 45-103 adopted by the Alberta and British Columbia Securities Commissions.

3.
If you are resident in Alberta or British Columbia and you are a family, friend or business associate of a director or senior officer of Quincy Resources Inc., then complete the “Family, Friend or Business Associate Questionnaire” on page 7. The purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under section 3.1 of Multilateral Instrument 45-103 adopted by the Alberta and British Columbia Securities Commissions.

4.	This offering is not being made to U.S. Persons (as that term is defined in Regulation S).

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AS AMENDED, OR APPLICABLE STATE SECURITIES ACTS AND ARE RESTRICTED SECURITIES AS DEFINED BY RULE 144 OF THE 1933 ACT. THE SECURITIES OFFERED HEREIN MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THIS SUBSCRIPTION AGREEMENT AND THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCIES.

This is page 1 of 22 pages of a subscription agreement and related appendixes. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:                      Quincy Resources Inc. (the “Issuer”), of Hancock, Michigan, United States of America Subject and pursuant to the terms set out in the Terms on pages 2 to 3, the General Provisions on pages 13 to 22 and the appendices incorporated by reference herein, the undersigned (the “Purchaser”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities on the following terms:

__________________________________________________common shares of the Issuer at a price of USD 0.25 per share

For a total subscription of USD________________________________________________________________________

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Securities as follows:

REGISTRATION INSTRUCTIONS:	DELIVERY INSTRUCTIONS:

Name to appear on certificate	Name and account reference, if applicable

Account reference, if applicable	Contact name

Address	Address

Telephone number

EXECUTED by the Purchaser this _______ day of _____________ , 2003. By executing this Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of the Purchaser”.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of witness		Signature of individual (if Purchaser is an individual)

X
Name of witness		Authorized signatory (if Purchaser is not an individual)

Address of witness		Name of Purchaser (please print)

Name of authorized signatory (please print)
ACCEPTED this _______ day of ___________, 2003.
QUINCY RESOURCES INC.
Address of Purchaser (residence if an individual)

Per:

Authorized signatory
Telephone Number

E-mail Address

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 13 to 22 and the other appendixes incorporated by reference.

Subscription Agreement (with related appendixes)	Page 2 of 22 pages

TERMS

Reference Date	October 14, 2003 (the “Subscription Date”)

The Offering

The Issuer	Quincy Resources Inc.

Offering	The offering consists of a maximum of 2,000,000 Common Shares at a price of USD 0.25 per Common Share for gross proceeds to the Issuer of USD 500,000 (the “Offering”).

Securities	The Securities being offered are shares of the Issuer’s common stock, par value USD 0.001 per share.

Price	USD 0.25 per Common Share.

Additional provisions	The Common Shares will be issued and registered in the name of the purchasers or their nominees.

Subject to the Applicable Legislation, the Common Shares will be transferable.

The issuance of the Common Shares in the Offering will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

Selling Jurisdictions
The Common Shares may be sold only in Ontario, Alberta, British Columbia and in other jurisdictions outside of the United States and Canada (the “Selling Jurisdictions”) solely in accordance with available exemptions and applicable law.

Exemptions	The Offering will be made in accordance with the following exemptions from the applicable prospectus and registration requirements:

(a) outside of the United States, Regulation S of the 1933 Act;

(b) in Ontario, the “Accredited Investor” exemption provided by section 2.3 of Ontario Securities Commission Rule 45-501; and

(c)
in Alberta and British Columbia, the “Friends, Family and Business Associates” exemption provided by section 3.1 of Multilateral Instrument 45-103 or the “Accredited Investor” exemption provided by section 5.1 of Multilateral Instrument 45-103.

Closing Date	Payment for, and delivery of, the Common Shares is scheduled to occur on or before November 30, 2003 (the “Closing Date”) or such other date as determined by the Issuer, in its sole discretion.

Risk factors and due diligence
The securities offered hereby involve a high degree of risk and should not be purchased by investors who can not afford the loss of their entire investment. The Issuer’s United States Securities and Exchange Commission (“SEC”) filings are available to the public from the Commission's web site at http://www.sec.gov. Quincy Resources’ file number is File No. 000-31501. The Common Stock is not traded on the OTC Electronic Bulletin Board.

Subscription Agreement (with related appendixes)	Page 3 of 22 pages

Resale restrictions and legends
Upon the closing of the Offering the Common Shares will be subject to a one year hold period plus a percentage of the Common Shares will become unrestricted securities in each quarter during the second year after the closing of the Offering.

The Purchaser acknowledges that the certificates representing the Common Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

In addition to the preceding, the Common Shares will be subject to an indefinite hold period in the provinces of Alberta, Ontario and British Columbia and can only be resold in those jurisdictions in compliance with an exemption from the prospectus and registration requirements in those jurisdictions.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions which may be applicable to them.

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of Nevada.

Authorized and outstanding capital	The authorized capital of the Issuer is 200,000,000 shares of common stock par value USD 0.001 per share. The issued capital of the Issuer is 17,044,750 shares of common stock.

“Securities Legislation Applicable to the Issuer”
The United States Securities Act of 1933, the Securities Act (Alberta), the Securities Act (British Columbia) and the Securities Act (Ontario), together with theregulations and rules made and promulgated thereunder and all administrative policy statements, orders and rulings, notices and other administrative directions issued by the Commissions (as defined below).

END OF TERMS

This Memorandum of Terms contains forward-looking statements that involve risks and uncertainties. When used in this Memorandum, the words “believes”, “anticipates” ,”could”, “expects”, “projected”, and similar expressions are intended to identify, forward-looking statements. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected. Given these uncertainties the reader is cautioned not to place undue reliance on such statements. There are no assurances Quincy Resources Inc. can fulfil such forward-looking statements. Quincy Resources Inc. also undertakes no obligation to update those forward-looking statements.

Subscription Agreement (with related appendixes)	Page 4 of 22 pages

Accredited Investor Questionnaire

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this appendix is attached.)

In connection with the execution of the Subscription Agreement to which this appendix is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that:

If I am an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then I satisfy one or more of the categories indicated below (please place an “X” on the appropriate lines):

______Category 1
an individual who, either alone or jointly with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CAD 1,000,000, where “financial assets” means cash and securities and “related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets

______Category 2
an individual whose net income before taxes exceeded CAD 200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CAD 300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year

______Category 3
an individual registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

______Category 4
an individual registered or formerly registered under the securities legislation of any province or territory of Canada as a representative of a person or company registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

Categories 5 to 8 apply only to persons resident in Ontario only

______Category 5	a promoter of the Issuer or an affiliated entity of a promoter of the Issuer

______Category 6	a spouse, parent, grandparent or child of an officer, director or promoter of the Issuer

______Category 7	a person that, in relation to the Issuer, is an affiliated entity

______Category 8
a person that, in relation to the Issuer, is a person referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario) (commonly known as a “control person”)

If the Purchaser is NOT an individual (that is, the Purchaser is a corporation, partnership, trust or other entity other than an individual), then the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

______Category 9	a bank listed in schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in schedule III of the Bank Act (Canada)

Subscription Agreement (with related appendixes)	Page 5 of 22 pages

______Category 10	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

______Category 11	a loan corporation or trust company that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

______Category 12	a credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

______Category 13	an association under the Cooperative Credit Associations Act (Canada) located in Canada

______Category 14	an insurance company authorized to carry on business in Canada or a province or territory of Canada

______Category 15	a subsidiary of any company referred to in Categories 9 to 14 where the company owns all of the voting shares of the subsidiary

______Category 16
a person or company registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

______Category 17	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority

______Category 18	a company, syndicate, partnership, trust or unincorporated organization organized outside of Canada that is analogous to any of the entities referred to in Categories 9 to 17 in form and function

______Category 19	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province

______Category 20	a municipality in Canada

______Category 21	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

______Category 22	a registered charity under the Income Tax Act (Canada)

______Category 23
a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CAD 5,000,000 as reflected in its most recently prepared financial statements

______Category 24
a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities only to persons or companies that are accredited investors

______Category 25
a mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities under a prospectus for which the regulator has issued a receipt

Subscription Agreement (with related appendixes)	Page 6 of 22 pages

______Category 26
an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction

______Category 27	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors

Categories 28 to 30 apply only to persons resident in Ontario only

______Category 28	a promoter of the Issuer or an affiliated entity of a promoter of the Issuer

______Category29	a person or company that, in relation to the Issuer, is an affiliated entity

The statements made in this Questionnaire are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

Dated _______________ , 2003.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendixes)	Page 7 of 22 pages

Family, Friend or Business Associate Questionnaire

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this appendix is attached.)

In connection with the execution of the Subscription Agreement to which this appendix is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that:

If I am an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then I satisfy one or more of the categories indicated below (please place an “X” on the appropriate lines):

______Category 1	a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

______Category 2	A spouse, parent, grandparent, brother, sister, or child of [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

______Category 3	A close personal friend of ________________________________________________ [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

______Category 4	A close business associate of ________________________________________________ [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

If the Purchaser is NOT an individual (that is, the Purchaser is a corporation, partnership, trust or other entity other than an individual), then the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

______Category 5	A person or company that is wholly-owned by any combination of the persons described above

The foregoing statements are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the foregoing answers.

Dated _______________ , 2003.

X
Signature of individual (if Purchaser is a natural person)

X
Authorized signatory (if Purchaser is not a natural person)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendixes)	Page 8 of 22 pages

Provisions applicable to a purchaser resident in Ontario

IMPORTANT NOTE: the following provisions are applicable ONLY if the Purchaser is resident in Ontario.

Additional definitions

In the following provisions applicable to a purchaser resident in Ontario and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

(a)	“Accredited Investor” a person who falls into one of the categories set out in the “Accredited Investor Questionnaire” that starts on page 4;

(b)	“Applicable Legislation” includes the Securities Act (Ontario);

(c)	“Commissions” includes the Ontario Securities Commission;

(d)	“Securities Act (Ontario)” means the Securities Act, R.S.O. 1990, c. S.5, as amended.

Additional representations

IN ADDITION to the representations and warranties in the General Provisions (on pages 13 to 22), the Purchaser also represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing:

(a)	the Purchaser is an Accredited Investor and it is purchasing the Securities as principal; or

(b)
if not purchasing the Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities and each of which principals is an Accredited Investor; and

(c)
the Purchaser is not a “control person” of the Issuer (that is, a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario)), will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

Subscription Agreement (with related appendixes)	Page 9 of 22 pages

Provisions applicable to a purchaser resident in Alberta

IMPORTANT NOTE: the following provisions are applicable ONLY if the Purchaser is resident in Alberta.

Additional definitions

In the following provisions applicable to a purchaser resident in Alberta and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

(a)	“Accredited Investor” means a person who falls into one of the categories set out in the “Accredited Investor Questionnaire” that starts on page 4;

(b)	“Family, Friend or Business Associate” means a person who falls into one of the categories set out in the “Family, Friend or Business Associate Questionnaire” that starts on page 7;

(c)	“Applicable Legislation” includes the Securities Act (Alberta);

(d)	“Commissions” includes the Alberta Securities Commission;

(e
“Securities Act (Alberta)” means the Securities Act, R.S.A. 2000, c. S-4, as amended, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Alberta Securities Commission.

Applicable exemptions

IN ADDITION to the representations and warranties in the General Provisions (on pages 13 to 22), the Purchaser represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing, the Purchaser falls into one of the following categories:

(a)	the Purchaser is:

	(i)	an Accredited Investor; or

	(ii)	a Family, Friend or Business Associate; and

the Purchaser is either

	(iii)	purchasing the Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Securities; or

(iv)
if not purchasing the Securities as principal, is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Securities for whom it may be acting, and is

(A)
trading for accounts fully managed by it and is a trust corporation trading as trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent that, except for an exemption under the Securities Act (Alberta) or the rules thereunder, is required to be registered as a portfolio manager; or

Subscription Agreement (with related appendixes)	Page 10 of 22 pages

(B)
acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities and each of which principals complies with Clauses (i) or (ii).

Additional representations

IN ADDITION to the representations and warranties in the General Provisions (on pages 13 to 22), the Purchaser also represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing the Purchaser is not a “control person” of the Issuer as defined in the Securities Act (Alberta), will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

Subscription Agreement (with related appendixes)	Page 11 of 22 pages

Provisions applicable to a purchaser resident in British Columbia

IMPORTANT NOTE: the following provisions are applicable ONLY if the Purchaser is resident in British Columbia.

Additional definitions

In the following provisions applicable to a purchaser resident in British Columbia and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

(a)	“Accredited Investor” a person who falls into one of the categories set out in the “Accredited Investor Questionnaire” that starts on page 4;

(b)	“Family, Friend or Business Associate” means a person who falls into one of the categories set out in the “Family, Friend or Business Associate Questionnaire” that starts on page 7;

(c)	“Applicable Legislation” includes the Securities Act (B.C.);

(d)	“Commissions” includes the British Columbia Securities Commission;

(e)
“Securities Act (B.C.)” means the Securities Act, R.S.B.C. 1996, c. 418, as amended, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the British Columbia Securities Commission;

In the following provisions, a person is “Deemed to be Acting as a Principal” if the person is

(a)
duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser; is purchasing the Purchased Securities as an agent or trustee for accounts that are fully managed by it and is

	(i)	a trust company or insurance company that has been authorized to do business under the Financial Institutions Act (British Columbia);

(ii)
an adviser who manages the investment portfolio of clients through discretionary authority granted by one or more clients and who is registered as a portfolio manager under the Securities Act (B.C.) or is exempt from such registration;

	(iii)	a trust company or insurer, authorized under the laws of a province or territory of Canada other than British Columbia to carry on business in such province or territory;

	(iv)	a portfolio manager registered or exempt from registration under the laws of a province or territory of Canada other than British Columbia; or

	(v)	a portfolio manager in a jurisdiction other than Canada and has provided the “Certification by Foreign Portfolio Manager” contemplated by B.C. Instrument 45-504 or similar instrument; or

(b)
acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities.

In the case of any Purchaser who is Deemed to be Acting as a Principal, the Purchaser acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom the Purchaser may be acting.

Subscription Agreement (with related appendixes)	Page 12 of 22 pages

Applicable exemptions

IN ADDITION to the representations and warranties in the General Provisions (on pages 13 to 22), the Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing, the Purchaser satisfies one or more of the following categories:

(a)
“Accredited Investor” (s. 5.1, Multilateral Instrument MI 45-103): the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal or, if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor; or

(b)
“Family, Friend or Business Associate” (s, 3.1, Multilateral Instrument MI 45-103): the Purchaser is a Family, Friend or Business Associate and it is purchasing the Purchased Securities as principal or, if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is a Family, Friend or Business Associate.

Additional representations

IN ADDITION to the representations and warranties in the General Provisions (on pages 13 to 22), the Purchaser also represents and warrants to the Issuer that, as at the Agreement Date and at the Closing the Purchaser is not a “control person” of the Issuer as defined in the Securities Act (B.C.), will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.

Subscription Agreement (with related appendixes)	Page 13 of 22 pages

GENERAL PROVISIONS

1.	DEFINITIONS

1.1
In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 13 to 22 and the other appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

		(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)
“Applicable Legislation” means the Securities Legislation Applicable to the Issuer (as defined on page 3) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

		(c)	“Closing” means the completion of the sale and purchase of the Securities;

		(d)	“Closing Date” has the meaning assigned in the Terms;

		(e)	“Commissions” means all securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement and the SEC;

		(f)	“Final Closing” means the last closing under the Private Placement;

		(g)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on page 13 to 22;

		(h)	“Private Placement” means the offering of the Securities on the terms and conditions of this Subscription Agreement;

		(i)	“Regulation S” means Regulation S promulgated under the 1933 Act;

		(j)	“Regulatory Authorities” means the Commissions;

		(k)	“Securities” has the meaning assigned in the Terms;

(l)
“Subscription Agreement” means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 13 to 22 and the Questionnaires attached as schedules, all of which are hereby incorporated herein; and

		(m)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on page 2 to 4.

	1.2	In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “U.S. Person” and “United States”.

1.3
In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that, as examples, Canadian dollars are indicated with the prefix “CAD” and United States dollars are indicated with the prefix “USD”.

	1.4	In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

Subscription Agreement (with related appendixes)	Page 14 of 22 pages

2.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

	2.1		Acknowledgements concerning offering

The Purchaser acknowledges that:

		(a)	this Subscription is irrevocable by the Purchaser and may be rejected by the Issuer in whole or in part;

		(b)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

		(c)	there is no government or other insurance covering the Securities;

		(d)	there are risks associated with the purchase of the Securities;

(e)
there are legal and contractual restrictions on the Purchaser’s ability to resell or otherwise dispose of the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them; and

(f)
the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser.

	2.2	Representations and warranties

The Purchaser represents, warrants, certifies and covenants to the Issuer, as of the date of this Subscription Agreement and as of the Closing Date:

		(a)	the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person;

(b)
no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation, and

(i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation,

(ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation, and

(iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

		(c)	to the best of the Purchaser’s knowledge, the sale of the Securities was not advertised;

		(d)	no person has made to the Purchaser any written or oral representations

(i) that any person will resell or repurchase the Securities,

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	(ii)	that any person will refund the purchase price of the Securities,

	(iii)	as to the future price or value of any of the Securities, or

	(iv)	that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on a stock exchange;

(e)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation;

(f)	the Purchaser is at arm’s length (as that term is customarily defined) with the Issuer;

(g)
the Purchaser acknowledges (i) that the Securities (A) have not been registered under the 1933 Act or any applicable laws of any state of the United States and (B) may not be offered or sold in the United States unless registered under the 1933 Act and all applicable securities laws of the states of the United States or an exemption from such registration requirements is available, and (ii) that, subject to section 4 hereof, the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

(h)
the Purchaser has not been organized for the purpose of subscribing for the Securities and has made all representations, warranties, covenants, acknowledgements, and understandings contained in this Subscription Agreement with respect to and on behalf of all of the beneficial owners of the Purchaser as well as the Purchaser;

(i)
the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(j)
the Purchaser has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(k)
the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer;

(l)
the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is an entity other than a natural person, the Purchaser is duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite organizational power and authority to execute, deliver and perform its obligations under this Subscription Agreement;

(m)
the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(n)
this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

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(o)
the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p)	the Purchaser is resident in the jurisdiction set out on the first (cover) page of this Subscription Agreement;

(q)
the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

(r)
if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

(s)
the Purchaser understands that the Securities have not been registered under the 1933 Act in reliance on an exemption contained in Regulation S, and that the Issuer is relying upon the truth and accuracy of the representations, warranties, covenants, acknowledgements and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the Purchaser’s suitability to purchase the Securities;

(t)	the Purchaser is not, and at the time of the acquisition of the Securities will not be, a U.S. Person;

(u)	the Purchaser is not, and at the time of the acquisition of the Securities will not be, acquiring the Securities for the account or benefit of a U.S. Person;

(v)
upon consummation of the transactions contemplated by this Subscription Agreement, the Purchaser will be the sole beneficial owner of the Securities issued to it pursuant to this Subscription Agreement, and the Purchaser has not pre-arranged any sale with any purchaser or purchasers in the United States;

(w)
the Purchaser is outside the United States; provided, that delivery of the Securities may be effected in the United States through the Purchaser’s agent as long as the Purchaser is outside the United States at the time of such delivery;

(x)
the Purchaser understands that the Securities cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

(y)
the Purchaser has no present intention to sell or otherwise transfer the Securities except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all applicable securities laws;

(z)
the Purchaser understands that the Issuer is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Securities to be received by the Purchaser pursuant to this Subscription Agreement that are not transferred pursuant to a registration statement under the 1933 Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration;

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(aa)	the Purchaser will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Securities during the applicable distribution compliance period;

(bb)
the Purchaser will not engage in hedging transactions with regard to the Securities unless in compliance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from the registration requirements of the 1933 Act; and

(cc)
the Purchaser will resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration under the 1933.

	2.3	Reliance, indemnity and notification of changes

The representations, warranties, covenants acknowledgements and understandings of the Purchaser in this Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 13 to 22 and the other appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities. The Purchaser hereby agrees to indemnify the Issuer, and its agents, officers, directors, employees and shareholders and their respective successors and assigns, from, against, and with respect to, against any and all claims, liabilities, obligations, losses, settlements, fines, deficiencies, damages, assessments, judgments, costs and expenses (including reasonable attorneys’ and accountants’ fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand, interest, penalties and costs and expenses of enforcing the indemnification provided hereunder) of any kind or character, arising directly out of (a) any inaccuracy in any such representation or any breach of any such warranty; and (b) any failure by the Purchaser to perform or observe, or to have performed or observed, in full, any material covenant, agreement or condition to be performed or observed by it under this Subscription Agreement or under any certificates or other documents executed by the Purchaser in connection with this Subscription Agreement. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 13 to 22 and the other appendixes incorporated by reference) which takes place prior to the Closing.

	2.4	Survival of representations and warranties

The representations, warranties, certifications and covenants contained in this Section will survive the Closing.

3.	REPRESENTATION AND WARRANTIES OF THE ISSUER

	3.1	Representations and warranties

The Issuer represents and warrants that, as of the Subscription Date and at the Closing Date:

		(a)	the Issuer is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

		(b)	the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

(c)
the authorized capital of the Issuer consists of 200,000,000 shares of common stock, of which there were 17,044,750 shares issued and outstanding as of the Subscription Date as fully paid and non-assessable shares;

		(d)	the Issuer will reserve or set aside sufficient shares in its treasury to issue the Securities, and all such Securities will upon issuance be duly and validly issued as fully paid and non-assessable;

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(e)
the financial statements of the Issuer filed with the Securities and Exchange Commission have all been prepared in accordance with generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer, and its subsidiaries, if any, as of the dates thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date thereof, save in the ordinary course of the Issuer’s business;

(f)
the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to all matters relating to the Private Placement;

(g)
the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

(h)
there are no judgments against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor is the Issuer or any of its subsidiaries, if any, subject to any consent decrees or injunctions;

(i)
this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has full corporate power and authority to undertake the Private Placement;

		(j)	the Issuer is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934 and is not in default of any of the requirements of that Act;

(k)
no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters;

(l)
no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finder’s fee in connection with the purchase and sale of the Securities described herein;

		(m)	the Issuer has not advertised the Securities; and

		(n)	the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

	3.2	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

4.	DEMAND REGISTRATION RIGHTS

	4.1	Registration Statement

After the date which is one hundred and twenty (120) days after the Final Closing Date, and upon receipt of a written request by the Purchaser, the Issuer shall use its best efforts to file a registration statement on Form SB-2 (or similar form) under the United States Securities Act of 1933 and under any applicable Blue Sky laws covering the Securities and shall use its best efforts to cause such registration statement to be declared effective by the Commission at the earliest practicable date, all at the Issuer’s sole cost and expense. Such best efforts shall include promptly responding to all comments received by the staff of the Commission, and promptly preparing and filing amendments

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to such registration statement which are responsive to the comments received from the staff of the Commission, and in no event later than twenty-one (21) days from receipt by the Issuer of the comments of the staff of the Commission. Such registration statement shall name the Purchaser as a selling shareholder and shall provide for the sale of the Securities by the Purchaser from time to time directly to purchasers or in the over-the-counter market or through or to securities brokers or dealers that may receive compensation in the form of discounts, concessions, or commissions. The Issuer shall provide the Purchaser with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Securities. None of the foregoing shall in any way limit the Purchaser’s rights to sell the Securities in reliance on an exemption from the registration requirements under the Securities Act in connection with a particular transaction. In the event that any other purchasers under the Private Placement exercise the registration rights provided for herein, the Issuer shall also register the Securities issued to the Purchaser therein.

4.2	Currency of Registration Statement

The Issuer shall use its best efforts to maintain the currency of the registration statement filed with the Commission and under all applicable Blue Sky laws in respect of the Securities for 12 months from the Closing Date.

4.3	Indemnification of Purchaser by Issuer

To the extent permitted by law, the Issuer will indemnify the Purchaser, within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Subscription Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or treated, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Issuer of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Issuer in connection with any such registration, qualification or compliance, and the Issuer will reimburse the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expense reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Issuer (which consent shall not unreasonably be withheld); provided, further, that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Issuer by the Purchaser, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) the Purchaser if a copy of the final prospectus file pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act.

4.4	Indemnification of Issuer by Purchaser

To the extent permitted by law, the Purchaser will, if registrable Securities owned by the Purchaser are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers, affiliates, counsel, advisors, employees and, each underwriter, if any, of the Issuer's securities covered by such a registration statement, each person who controls the Issuer or such underwriter within

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the meaning of Section 15 of the 1933 Act, and each other person selling the Issuer's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including attorneys fees and costs, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospect, offering circular or other document, or any omission (or alleged omission) to state therein or necessary to make the statements therein not misleading or any violation by the Purchaser of any rule or regulation promulgated under the 1933 Act applicable to the Purchaser and relating to action or inaction required of the Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Issuer, such other person, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Purchaser under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by the Purchaser, unless such liability arises out of or is based on wilful conduct by the Purchaser.

4.5	Legend

At the Closing Date, the Issuer will deliver the certificates representing the Securities to the Purchaser (unless the Purchaser otherwise instructs the Issuer in writing). The Certificate representing the Securities delivered pursuant to this Subscription Agreement will bear a legend in substantially the following form, unless such Securities have been registered under the 1933 Act, as amended:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

4.6	Removal of Legend

After the registration statement, referenced in Section 4 is declared effective by the Commission, the Purchaser may deliver to the Issuer the certificate representing the Securities issued to the Purchaser and the Issuer will, within three days after receipt by the Issuer of the foregoing, issue a new certificate representing and in exchange for the aforementioned certificate, which new certificate shall be legended as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (I) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (II) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (III) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS. THE TRANSFER OF SUCH SECURITIES IS RESTRICTED AS SET FORTH IN A SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

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5.	CLOSING

5.1
The Purchaser acknowledges that, although Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives and that further closings may not take place after the Closing.

5.2
On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and the appropriate Questionnaire, if required, duly executed, and payment in full for the total price of the Securities to be purchased by the Purchaser by certified check, bank draft or money order payable to the Issuer.

	5.3	At Closing, the Issuer will deliver to the Purchaser or its nominee the certificates representing the Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

6.	MISCELLANEOUS

6.1
The Purchaser shall not sell, assign, pledge, transfer or otherwise dispose of the Securities except in accordance with the requirements of all applicable securities laws, any legends placed on the Securities, and the terms and conditions of this Subscription Agreement.

6.2
The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

6.3
The Issuer will be entitled to rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

6.4
Notwithstanding anything else in this Subscription Agreement to the contrary, this Subscription Agreement and the transactions contemplated hereby are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this Subscription Agreement and the transactions contemplated by this Subscription Agreement as the Issuer, in its sole discretion, considers necessary.

	6.5	This Subscription Agreement is not assignable or transferable by either party hereto without the prior written consent of the other party hereto.

	6.6	Time is of the essence of this Subscription Agreement.

6.7
Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

	6.8	This Subscription Agreement may be modified and amended only by written agreement executed by all the parties hereto.

6.9
This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns. Nothing in this Subscription Agreement shall be construed to create any rights or obligations except among the parties hereto.

6.10
All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address as set forth below or to such other address as a party may designate by

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notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission (receipt confirmed), (c) sent by international overnight or express courier, or (d) sent by registered mail, return receipt requested, postage prepaid.

If to Issuer: Quincy Resources Inc. 309 Center Street Hancock, MI, USA 49930 Attn: Daniel T. Farrell If to Purchaser, to the address set forth above.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (w) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (x) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (y) if sent by overnight or express courier, on the business day following the day such notice is delivered to the courier service, or (z) if sent by registered mail, on the fifth business day following the day such mailing is made.

6.11
This Subscription Agreement is to be read with all changes in gender or number as required by the context. The headings and captions of the various subdivisions of this Subscription Agreement are for the convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.12
This Subscription Agreement will be governed by and construed in accordance with the internal laws of the state of Nevada (without reference to its rules governing the choice or conflict of laws that would cause the laws of any other jurisdiction to be applied), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Michigan with respect to the enforcement of any arbitration decision related to this Subscription Agreement. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between the Purchaser and the Issuer (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, attorneys, agents, or promoters of the Issuer), on behalf of the undersigned, or this Subscription Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any claims relating or deriving from Securities, or underlying securities law and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Nevada Law. The Purchaser waives any right to punitive damage claims. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall then select a third arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.

END OF GENERAL PROVISIONS

END OF SUBSCRIPTION AGREEMENT